UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 5, 2020

O’Reilly Automotive, Inc.

(Exact name of registrant as specified in its charter)

Missouri	000-21318	27-4358837
(State or other jurisdiction	Commission file	(I.R.S. Employer
of incorporation or organization)	number	Identification No.)

233 South Patterson Avenue

Springfield, Missouri 65802

(Address of principal executive offices, Zip code)

(417) 862-6708

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock $0.01 par value	ORLY	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition

On February 5, 2020, O’Reilly Automotive, Inc. (the “Company”) issued a press release announcing its 2019 fourth quarter and full-year earnings.  The text of the press release is attached hereto as Exhibit 99.1.

Section 8 – Other Events

Item 8.01 – Other Events

On February 5, 2020, the Company announced that its Board of Directors approved a resolution to increase the authorization amount under its share repurchase program by an additional $1.0 billion, raising the aggregate authorization under the program to $13.75 billion.  The additional $1.0 billion authorization is effective for a three-year period, beginning on February 5, 2020.  Stock repurchases under the program may be made from time to time, as the Company deems appropriate, solely through open market repurchases effected through a broker dealer at prevailing market prices, based on a variety of factors such as price, corporate requirements and overall market conditions.  There can be no assurance as to the number of shares the Company will purchase, if any.  The share repurchase program may be increased or otherwise modified, renewed, suspended or terminated by the Company at any time, without prior notice.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release dated February 5, 2020
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

The information in Section 2 and Section 9 of this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2020	O’REILLY AUTOMOTIVE, INC.

	By:	/s/ Thomas McFall
Thomas McFall
Executive Vice President and Chief Financial Officer
(principal financial and accounting officer)